                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 24, 2003


                          Citizens Banking Corporation
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)


        000-10535                                           38-2378932
(Commission File Number)                      (IRS Employer Identification No.)

                 328 South Saginaw Street, Flint, Michigan 48502
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (810) 766-7500

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

         On November 24, 2003, Citizens Banking Corporation issued a press release announcing a major expansion in Oakland County, Michigan. The company intends to make a capital investment of $35 to $40 million and will open 10 to 14 new branches and two hub offices over the next 24 months. The full text of the press release is furnished herewith as Exhibit 99.1.


Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits


Exhibit 99.1:     November 24, 2003 press release

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 24, 2003                             CITIZENS BANKING CORPORATION


                                              /s/ Thomas W. Gallagher
                                              ----------------------------------
                                              By: Thomas W. Gallagher
                                              Its: Senior Vice President

                                  EXHIBIT INDEX


Number                     Description

99.1              November 24, 2003 press release